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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) February 23, 2005
                                                 -------------------------------


                         Parkvale Financial Corporation
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)


Pennsylvania                              0-17411                          25-1556590
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(State or other jurisdiction      (Commission File Number)              (IRS Employer
of incorporation)                                                  Identification No.)


4220 William Penn Highway, Monroeville, Pennsylvania                            15146
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(Address of principal executive offices)                                   (Zip Code)


Registrant's telephone number, including area code (412) 373-7200
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Parkvale Financial Corporation, a Pennsylvania corporation, Parkvale Savings Bank, a Pennsylvania-chartered stock savings bank and a wholly owned subsidiary of the Corporation, and Gail B. Anwyll entered into a Change of Control Severance Agreement dated February 23, 2005. The agreement provides that Ms. Anwyll will receive severance payments and benefits if her employment is terminated subsequent to a change in control of Parkvale Financial Corporation.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.

         (c) The following exhibits are included with this Report:

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
         Exhibit No.       Description
         -----------       -----------
         10(i)             Change in Control Severance Agreement with Gail B.
                           Anwyll dated February 23, 2005
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PARKVALE FINANCIAL CORPORATION


                                    By: /s/ Timothy G. Rubritz
                                       -----------------------------------------
                                    Name: Timothy G. Rubritz
                                    Title: Vice President and Chief
                                           Financial Officer

Date: February 28, 2005